AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 2000

                                        SECURITIES ACT REGISTRATION NO. 33-94668
                                    INVESTMENT COMPANY REGISTRATION NO. 811-9070

================================================================================

                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549
                                  ----------------------

                                        FORM N-1A
                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [x]

                                POST-EFFECTIVE AMENDMENT NO.  9    X         [x]
                                                                  ---
                                          AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]

                                     AMENDMENT NO. 11                        [x]
                             (CHECK APPROPRIATE BOX OR BOXES)      X
                                                                  ---

                                       DEVCAP TRUST
                             (A MASSACHUSETTS BUSINESS TRUST)
                    (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 209 WEST FAYETTE STREET
                              BALTIMORE, MARYLAND 21201-3443
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      (800) 371-2655
                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                   JOSEPH N. ST. CLAIR
                                   209 WEST FAYETTE ST.
                              BALTIMORE, MARYLAND 21201-3443
                         (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                -------------------------
                                         COPY TO:

                                   BETH R. KRAMER, ESQ.
                                   MAYER, BROWN & PLATT
                                      1675 BROADWAY
                                NEW YORK, N.Y. 10019-5820
                                -------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE BOX)
                    X       IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
                  -----
                            ON (DATE) PURSUANT TO PARAGRAPH (B)
                  -----
                            60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) (I)
                  -----

                            ON  (DATE) PURSUANT TO PARAGRAPH (A)(I)
                  -----

                            75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II)
                  -----

                            ON (DATE) PURSUANT TO PARAGRAPH (A)(II) OF RULE 485
                  -----

                  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                            THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW
                  ----- EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

                            DECLARATION PURSUANT TO RULE 24F-2

PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED. REGISTRANT HAS FILED THE RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED JULY 31, 2000 ON OCTOBER 27, 2000.
================================================================================

DEVCAP SHARED RETURN FUND




PROSPECTUS

NOVEMBER 28, 2000


(LOGO)DEVCAP/R
Globally Responsible Investment

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


Overview
  Fund Summary ......................................1
  Performance .......................................2
  Fees and Expenses .................................4

Fund Details
  Fund Objectives ...................................5
  Principal Investment Strategies ...................5
  Principal Risks of Investing in the Fund ..........8

Fund Management
  The Investment Manager and Sub-Adviser ............9
  Fund Distribution ................................10

Shareholder Information
  Pricing of Fund Shares ...........................10
  Buying and Selling Shares ........................11
  Charitable Contribution Program ..................17
  Dividends and Capital Gains Distributions ........18
  Tax Consequences .................................18

Financial Highlights................................19

DEVCAP Non-Profit...................................20

------------------------------------------------------------------------------

This prospectus describes the objectives and strategies of the Fund, the potential risks of investing, the Fund's management and other information necessary to make an informed investment decision. Please read it carefully before you invest and then retain it for future reference.


The Fund is a separate series of DEVCAP Trust.

                           DEVCAP SHARED RETURN FUND


                                    OVERVIEW

FUND SUMMARY

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
The Fund has two primary objectives: an investment objective and a charitable objective. The Fund's investment objective is to achieve long-term total return by attempting to match the total return of the Standard & Poor's/R Composite Stock Price Index (the "S&P 500 Index") in accordance with socially responsible investment practices. The Fund's charitable objective is to enable shareholders to donate a portion of their total annual returns to help finance micro-enterprise programs in developing countries.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
In pursuing the Fund's investment objective, the Investment Manager and Sub-Adviser will follow a two-step process. First, the Sub-Adviser will identify the investment universe by attempting, to the extent practicable, to allocate the Fund's portfolio among common stocks in approximately the same proportion as they are represented in the S&P 500/R Index. Second, the Sub-Adviser applies certain socially responsible screens to eliminate stocks that otherwise would be included in a truly indexed approach to investing.

The Sub-Adviser expects to invest at least 95% of the Fund's net assets in common stocks of companies included in the S&P 500 Index. The Sub-Adviser will select the Fund's investments in accordance with the Socially Responsible Investment Guidelines (the "SRI Guidelines"), which establish criteria that prohibit the Fund from investing in the following companies:

     - Companies that manufacture abortion and/or contraception products and hospitals that perform elective abortions.

     - Companies involved in the production of tobacco products.

     - Companies that contribute to the spread of global violence and militarism.

     - Companies that have demonstrated a pattern of behavior indicating a threat to the environment.

     - Companies whose main line of business is pornography.

Securities of companies that are restricted by the SRI Guidelines will be replaced with other S&P 500 Index companies of comparable size and market position in the same industry. If, however, all companies in a particular industry are restricted, such companies will be

                           DEVCAP SHARED RETURN FUND


replaced with securities of all remaining non-restricted S&P 500 Index companies, to the extent possible, according to their weighting in the S&P 500 Index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
All investments involve some degree of risk. Loss of money is a risk of investing in the Fund. There is never any assurance that a fund will perform as it has in the past.

The principal risk of investing in the Fund is associated with its common stock investments. Common stock prices may fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. The value of a company's stock, and of the Fund, may also be affected by a decline in financial markets in general.


The Fund's investments in the common stocks of foreign companies (including American Depositary Receipts) can involve risks in addition to risks associated with domestic securities. These risks include withholding or other taxes, less stringent regulatory requirements of some foreign markets and general risks relating to political and economic conditions in foreign countries.


The Fund's securities will ordinarily not be sold except to add or remove stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay shareholders who wish to sell their shares. As such, the adverse performance of a particular stock ordinarily will not result in the removal or substitution of the stock from the Fund and the Fund will remain invested in stocks even when stock prices are generally falling.

There can be no assurance that the Investment Manager's and Sub-Adviser's application of the Fund's investment strategies will be successful and the Fund may underperform the stock market or other funds.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


The information in the chart below shows the Fund's calendar year annual total returns over the past four years. The performance information below shows total annual returns achieved under a previous investment manager. The Fund's previous investment manager sought to achieve the Fund's investment objective by matching the performance of the Domini 400 Social IndexSM, an index consisting of 400 stocks (approximately 60% of which are included in the S&P 500 Index) chosen for their corporate and social responsibility.

                           DEVCAP SHARED RETURN FUND


Results based on the past performance of a fund are not an indication of how the fund will perform in the future. However, a review of the Fund's past performance can help illustrate the variability of Fund returns and the risks of investing in the Fund over time. The calculation of total return in the chart and table below assumes reinvestment of all capital gains and dividends.


ANNUAL TOTAL RETURNS (CALENDAR YEARS)<F1>

1996          19.96%
1997          34.65%
1998          31.89%
1999          21.31%

<F1> The annual total returns of the Fund for the entire calendar years above reflect investments in a portfolio that was managed by Domini Social Investments, LLC. Commencing February 22, 2000, the Fund's portfolio is managed by Christian Brothers Investment Services, Inc.


During the periods shown in the bar chart, the highest return for the Fund for a quarter was 24.31% (quarter ending December 31, 1998) and the lowest return for the Fund for a quarter was -9.90% (quarter ending September 30, 1998).


The Fund's total return for the period from January 1, 2000 through September 30, 2000 was -2.57%.


The table below compares the Fund's average annual returns to the annual returns of the S&P 500 Index. It provides an indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance.


AVERAGE ANNUAL TOTAL RETURNS<F3>

--------------------------------------------------------------------------------
 FOR PERIODS ENDED                                                  LIFE OF
 SEPTEMBER 30, 2000                 PAST 1 YEAR     PAST 5 YEARS   FUND<F1>
 DEVCAP Shared Return Fund             14.42%            n/a         21.41%
 S&P 500 Index<F2>                     13.28%            n/a         21.75%
------------------------------------------------------------------------------

<F1> The Fund commenced operations on October 19, 1995.
<F2> The S&P 500 Index is the Standard and Poor's Composite Stock Price Index,
     a widely recognized,  unmanaged index of common stock prices.
<F3> Commencing February 22, 2000, Christian Brothers serves as investment manager and RhumbLine serves as sub-adviser to the Fund. See "Fund Management - The Investment Manager and Sub-Adviser." For the period prior to February 22, 2000, the Fund invested all of its assets in a portfolio which was managed by Domini Social Investments, LLC.

                           DEVCAP SHARED RETURN FUND


FEES AND EXPENSES

                                   FEE TABLE

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund.

------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)............................... None
Maximum Deferred Sales Charge (Load).................................. None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
    and Other Distributions........................................... None
Redemption Fee........................................................ <F1>
Exchange Fee.......................................................... None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees...................................................... 0.25%
Other Expenses....................................................... 2.55%
Total Annual Fund Operating Expenses................................. 2.80%
Less Reimbursed Expenses<F2>......................................... 1.05%
Net Fund Operating Expenses.......................................... 1.75%
------------------------------------------------------------------------------

<F1> The transfer agent charges $10 for each wire redemption and $16 for each
     IRA redemption.
<F2> Under the terms of an agreement, dated November 29, 1999, amended as of
     November 20, 2000, the Fund's sponsor, Development Capital Fund ("DEVCAP Non-Profit"), has agreed to contractually reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) in excess of 1.75% of the Fund's average daily net assets until November 29, 2001.


EXAMPLE

This example illustrates the cost of investing in the Fund over various time periods. It is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

     - you invest $10,000 in the Fund and sell all of your shares at the end of the time periods indicated

                           DEVCAP SHARED RETURN FUND

     - your investment returns 5% each year
     - the Fund's operating expenses remain the same for the time periods indicated

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
       1 YEAR             3 YEARS             5 YEARS             10 YEARS
        $178                $769               $1,386              $3,052
------------------------------------------------------------------------------


                                  FUND DETAILS

FUND OBJECTIVES

The Fund has two primary objectives: an investment objective and a charitable objective. The Fund's investment objective is to achieve long-term total return by attempting to match the total return of the S&P 500 Index in accordance with socially responsible investment practices. The Fund's charitable objective is to enable shareholders to donate a portion of their total annual returns to help finance micro-enterprise programs in developing countries.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, the Investment Manager and Sub-Adviser will follow a two-step process. First, the Sub-Adviser will identify the investment universe by attempting, to the extent practicable, to allocate the Fund's portfolio among common stocks in approximately the same proportion as they are represented in the S&P 500 Index. Second, the Sub-Adviser applies certain socially responsible screens to eliminate stocks that otherwise would be included in a truly indexed approach to investing.

IDENTIFYING THE INVESTMENT UNIVERSE
The Fund is managed by Christian Brothers Investment Services, Inc. (the "Investment Manager" or "CBIS"), and RhumbLine Advisers (the "Sub-Adviser" or "RhumbLine") serves as Sub-Adviser to the Fund.

The Sub-Adviser expects to invest at least 95% of the Fund's net assets in common stocks of companies included in the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index composed of 500 selected common stocks, most of which are large-

                           DEVCAP SHARED RETURN FUND


capitalization companies listed on the New York Stock Exchange, and all of which are traded in the U.S. The composition of the S&P 500 Index is determined by Standard & Poor's Corporation ("S&P") and is based on factors such as a stock's market capitalization, trading activity and representation in a particular industry group. S&P chooses the companies to be included on the S&P 500 Index solely on a statistical basis and may change the composition of the S&P 500 Index from time to time. The inclusion of a company in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or in any way affiliated with the Fund.

The Sub-Adviser seeks a correlation between the performance of the Fund and that of the S&P 500 Index of 0.95 or better. A figure of 1.0 would indicate perfect correlation. The Sub-Adviser monitors the correlation between the performance of the Fund and the S&P 500 Index on a regular basis, subject to supervision by the Investment Manager. The Sub-Adviser's ability to correlate the Fund's performance to the S&P 500 Index may be affected by the restrictions on investing in certain S&P 500 Index companies imposed by the SRI Guidelines described below.


The Sub-Adviser will ordinarily buy and sell securities for the Fund to reflect certain administrative changes in the S&P 500 Index (e.g., mergers or changes in the composition of the S&P 500 Index), to accommodate cash flows into and out of the Fund and to maintain the similarity of the Fund to the S&P 500 Index. The Fund may omit or remove an S&P 500 Index company from its portfolio if the Sub-Adviser judges the company's stock to be insufficiently liquid or believes the investment has been substantially impaired by extraordinary events or financial conditions. In addition, because of the impracticality and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index companies and may at times have its portfolio weighted differently from the S&P 500 Index.


APPLYING SOCIALLY RESPONSIBLE INVESTMENT SCREENS TO LIMIT THE INVESTMENT
UNIVERSE
The Sub-Adviser will select the Fund's investments in accordance with the SRI Guidelines, which establish criteria that prohibit the Fund from investing in certain companies. The SRI Guidelines, which were developed by the Investment Manager and Fund management and endorsed by the Fund's Board of Trustees, prohibit the Fund from investing in the following companies:

     - COMPANIES THAT MANUFACTURE ABORTION AND/OR CONTRACEPTION PRODUCTS AND HOSPITALS THAT PERFORM ELECTIVE ABORTIONS.

                           DEVCAP SHARED RETURN FUND


     - COMPANIES INVOLVED IN THE PRODUCTION OF TOBACCO PRODUCTS, including companies that produce cigarettes, pipe tobacco, or smokeless tobacco products, and companies which process or trade tobacco or distribute wholesale raw tobacco to producers of tobacco products. This policy does not include tobacco retailers, tobacco suppliers or companies with ties to the tobacco industry.

     - COMPANIES THAT CONTRIBUTE TO THE SPREAD OF GLOBAL VIOLENCE AND MILITARISM. The criterion restricts all producers of land mines and hand guns for commercial sale. This criterion also restricts companies that are "major producers" of military weapons. Recognizing the legitimate need for national defense, the Fund will only avoid those companies whose activities support excessive offensive military capability. "Major producers" are defined by CBIS as the companies with the greatest dollar value government contracts in six areas of concern which, in order of importance, are: nuclear weapons, Star Wars (previously officially known as the Strategic Defense Initiative, now officially known as the Ballistic Missile Defense Program), military weapons exports, military weapons manufacture, dependence on military contracts, and overall defense contracts.

     - COMPANIES THAT HAVE DEMONSTRATED A PATTERN OF BEHAVIOR INDICATING A THREAT TO THE ENVIRONMENT in certain areas, including toxic emissions, superfund sites, oil and chemical spills, and fines related to environmental violations of federal, state and local laws.


     - COMPANIES WHOSE MAIN LINE OF BUSINESS IS PORNOGRAPHY, i.e., companies that derive 50% of their revenues from products or services intended exclusively to appeal to the prurient interest or to incite sexual excitement, including, but not limited to, sexually explicit (X-rated) films, videos, publications and software; topless bars and strip clubs; and sexually oriented telephone and Internet services.


Securities of companies that are restricted by the SRI Guidelines will be replaced with other S&P 500 Index companies of comparable size and market position in the same industry. If, however, all companies in a particular industry are restricted, such companies will be replaced with securities of all remaining non-restricted S&P 500 Index companies, to the extent possible, according to their weighting in the S&P 500 Index.


As of October 31, 2000, 43 companies listed on the S&P 500 Index would have been restricted from investment by the Fund because they are ineligible under the SRI Guidelines. These companies together constituted 9.7% of the market capitalization of the S&P 500 Index.

                           DEVCAP SHARED RETURN FUND



TYPES OF INVESTMENTS

The Fund will invest principally in common stocks. Common stock represents a share of ownership interest in a company. The Fund may invest in common stocks of foreign companies that are included in the S&P 500 Index. The Fund may also invest, to a lesser degree, in certain other types of securities, including money market securities and investment grade short-term debt securities.

Because the Sub-Adviser expects to hold securities as long-term investments, the Fund does not expect to engage in active and frequent trading of securities to achieve its principal investment strategies. See the Statement of Additional Information for more detailed information about the Fund's investment strategies and the types of securities in which the Fund may invest.


PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments involve some degree of risk. Loss of money is a risk of investing in the Fund. There is never any assurance that a fund will perform as it has in the past. It is important that you understand that the Fund's performance may be affected by the risks described below.

     - COMMON STOCKS. The principal risk of investing in the Fund is associated with its common stock investments. Common stock prices may fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. The value of a company's stock, and of the Fund, may also be affected by a decline in financial markets in general.


     - FOREIGN COMPANIES. The Fund's investments in the common stocks of foreign companies (including American Depositary Receipts) can involve risks in addition to risks associated with domestic securities. These risks include withholding or other taxes, less stringent regulatory requirements of some foreign markets and general risks relating to political and economic conditions in foreign countries.

     - INVESTMENT MANAGER AND SUB-ADVISER RISK. There can be no assurance that the Investment Manager's and Sub-Adviser's application of the Fund's investment strategies will be successful and the Fund may underperform the stock market or other funds. The ability of the Fund to seek its investment objective will be affected by, among other things, the ability of the Sub-Adviser to manage cash flows into and out of the Fund.

                           DEVCAP SHARED RETURN FUND


     - ADDITIONAL RISKS.   The Fund's securities will ordinarily not be sold
       except to add or remove companies that comprise the S&P 500 Index, or as may be necessary to raise cash to pay shareholders who wish to sell their shares. As such, the adverse performance of a particular stock ordinarily will not result in the removal or substitution of the stock from the Fund and the Fund may remain invested in stocks even when stock prices are generally falling. In addition, the performance of the S&P 500 Index is a hypothetical number that does not take into account brokerage and other transaction costs which will be borne by the Fund (e.g., management fee, transfer agency and accounting costs).

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                FUND MANAGEMENT

The discussion below provides information about the Fund's management and distribution arrangements. See the Statement of Additional Information for more detailed information about the Fund's management and for additional information about the Fund's other service providers.

THE INVESTMENT MANAGER AND SUB-ADVISER


Christian Brothers Investment Services, Inc. serves as the Fund's Investment Manager pursuant to an investment management agreement dated February 22, 2000. CBIS provides the Fund with investment management and certain other administrative services. CBIS, a corporation organized under the laws of the State of Illinois, is owned by the Districts of the U.S. Region of the Brothers of the Christian Schools. CBIS has been a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") since 1981. As of September 30, 2000, CBIS had approximately $2.6 billion in assets under management. Its principal business office is located at 90 Park Avenue, 29th Floor, New York, NY 10016-1301.

The Fund pays CBIS an annual management fee of 0.25% of the Fund's average daily net assets for the services furnished to the Fund. Out of this fee CBIS pays the Fund's custodial fees. The Fund's investment management agreement describes the management fee, which is computed daily and paid monthly, and other expenses that the Fund must pay. Under the terms of an agreement, dated November 29, 1999, amended as of November 20, 2000, the Fund's sponsor, DEVCAP Non-Profit, has agreed to contractually reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) in excess of 1.75% of the Fund's average daily net assets until November 29, 2001.

                           DEVCAP SHARED RETURN FUND

RhumbLine Advisers is the Fund's Sub-Adviser. RhumbLine provides investment sub-advisory services to the Fund on a day-to-day basis pursuant to a sub-advisory agreement between RhumbLine and CBIS. As Sub-Adviser, RhumbLine performs investment management services for the Fund, including the selection of investments, subject to supervision of CBIS. RhumbLine was established as a partnership on October 12, 1990 and has been registered as an investment adviser under the Advisers Act since 1990. Its principal business office is located at 30 Rowes Wharf, Boston, MA 02110. As compensation for its sub-advisory services, CBIS pays RhumbLine a sub-advisory fee of 0.07% of the aggregate amount of assets managed by RhumbLine as sub-adviser for CBIS clients (including the Fund).


Edwin C.H. Ek is the portfolio manager of the Fund, which he has managed since February 22, 2000. Mr. Ek, the Chief Investment Officer of RhumbLine, also manages other private funds and institutional pension fund accounts. He has been a portfolio manager with RhumbLine since 1994.

Prior to February 22, 2000, the Fund invested all of its assets in a portfolio which was managed by Domini Social Investments, LLC ("Domini"). Domini had managed the Fund's assets since October 1997 and received an annual management fee of 0.20% of the portfolio's average daily net assets for its investment management and administrative services. Domini had retained a sub-adviser to which it paid an annual sub-advisory fee of 0.07% of the portfolio's average daily net assets.


FUND DISTRIBUTION

CBIS Financial Services, Inc. (the "Distributor") is the distributor of the Fund's shares.




                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

All purchases and sales of Fund shares will be processed at the net asset value ("NAV") per share next calculated after your request is received by the Fund. The Fund's NAV is calculated by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of outstanding shares of the Fund.

                    NAV   =   Total Assets  -  Liabilities
                              ----------------------------
                              Number of Shares Outstanding

                           DEVCAP SHARED RETURN FUND


The Fund's NAV is determined at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed. In order to receive a day's price, your purchase or redemption request must be received by the Fund in good order by the close of the regular trading session of the NYSE. (Please see page 16 for a definition of "good order.") Securities are valued at market value or, if a market quotation is not readily available, at their fair value as determined by the Trustees. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.


You can request the Fund's current NAV by calling (800) 371-2655. See the Statement of Additional Information for more detailed information about the pricing of Fund shares.


BUYING AND SELLING SHARES

GENERAL INFORMATION

You may buy or sell shares of the Fund directly from the Fund in the manner described below. The Fund does not impose a sales charge to buy or sell shares. For general account, product or service information or shareholder questions concerning the procedures outlined below, contact:


     DEVCAP Shared Return Fund
     P.O. Box 2152
     Milwaukee, WI 53201-2152
     Telephone: (800) 371-2655

You may also buy or sell shares of the Fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying and selling shares of the Fund may differ. Additional fees may also apply to your investment in the Fund, including a transaction fee if you buy or sell shares of the Fund through a broker-dealer or other investment professional.

                           DEVCAP SHARED RETURN FUND


If you are investing in the Fund for the first time you will need to establish an account by completing an account application. Please note that the application(s) which you will need may vary depending on the type of account you desire. To request an account application call (800) 371-2655. The different types of accounts you may establish are the following:

     - INDIVIDUAL OR JOINT ACCOUNT.   Individual accounts are owned by one
       person. Joint accounts have two or more owners. You can use a regular account application to open these types of accounts.

     - INDIVIDUAL RETIREMENT PLAN ACCOUNTS.   You can purchase shares through
       an Individual Retirement Account (IRA). Retirement plan accounts require a special account application.

     - GIFTS OR TRANSFERS TO A MINOR (UGMA OR UTMA) ACCOUNTS.   A UGMA/UTMA
       account is a custodial account managed for the benefit of a minor. This type of account requires a regular account application and may require additional information.

     - TRUST ACCOUNTS.   An established trust can open an account. This type of
       account requires a regular account application and may require additional documentation.

     - BUSINESS ACCOUNTS.   Corporations and partnerships may also open an
       account. This type of account requires a regular account application and may require additional documentation.

Please note that the following investment minimums apply when buying shares of the Fund:

--------------------------------------------------------------------------------
 INVESTMENT MINIMUMS
 To open a regular account ............................................ $1,000
 To add to a regular account ............................................ None
 To open a regular account with an Automatic Investment Plan ............ $500
 To add to a regular account with an Automatic Investment Plan ........... $25
 To open an IRA account ................................................. $250
 To add to an IRA account ............................................... None
-------------------------------------------------------------------------------

These minimums may be waived or lowered by the Fund.

                           DEVCAP SHARED RETURN FUND


BUYING SHARES
The price to buy one share of the Fund is the Fund's NAV. There is no sales charge imposed when buying Fund shares. When you buy shares, your request will be processed at the next NAV calculated after your order is received.

When you place an order to buy shares please note the following:

     - All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

     - Cash, credit cards, third party checks and credit card checks will not be accepted.


     - Checks must be made payable to "DEVCAP Shared Return Fund."


     - If a purchase does not clear your bank, the Fund reserves the right to cancel the purchase. The Fund will charge a $20 service fee against your account for any check or electronic funds transfer returned unpaid. Your purchase will be canceled, and you will be responsible for any resulting loss to the Fund.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting the Fund's investment strategies and increasing the Fund's expenses. Accordingly, the Fund reserves the right to reject any purchase orders, particularly from market timers or investors who, in the Fund management's opinion, are likely to engage in short-term or excessive trading that has been or may be disruptive to the Fund. If your purchase order is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

You may buy shares of the Fund through the following options:

     - BY MAIL.   Complete and sign the appropriate account application. Make your check payable to "DEVCAP Shared Return Fund." Mail the account application and check to the following address:

               DEVCAP Shared Return Fund
               P.O. Box 2152
               Milwaukee, WI 53201-2152

                           DEVCAP SHARED RETURN FUND


     - BY WIRE.   Call (800) 371-2655 to arrange to establish an account number and receive wire instructions. An investor desiring to purchase shares by a wire transfer of funds should request its bank to immediately transmit available funds. Bank wires for the purchase of shares should be sent to:


               UMB Bank NA
               ABA# 101000695
               For Credit to: DEVCAP Trust
               A/C# 987-096-4139
               For further credit to:
               Include Shareholder Name, Address and Account Number


You may also buy shares of the Fund through an Automatic Investment Plan which allows you to invest, through your bank, specified dollar amounts at regular intervals (minimum of $25 in monthly, quarterly, semi-annual or annual intervals). For more information call (800) 371-2655.

Shares of the Fund may also be purchased by exchanging securities for shares of the Fund. The Fund will not accept a security in exchange for Fund shares unless: (i) the security is consistent with the investment objectives and policies of the Fund; and (ii) the security is deemed acceptable by the Investment Manager and the Sub-Adviser.

SELLING SHARES

The price to sell or redeem one share of the Fund is the Fund's NAV. You may sell all or a portion of your shares on any business day and there is no redemption charge imposed on sales of Fund shares. Your shares will be sold at the next NAV calculated after your redemption request has been received in good order. (Please see page 16 for a definition of "good order.") The value of the shares that you sold may be more or less than your original purchase price.


When you place a redemption request please note the following:

     - It may take up to seven days to process your redemption request.


     - Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to 10 days after a purchase.


     - Redemptions may be suspended or payment dates postponed when the NYSE, the Fund or the Fund's transfer agent are closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

                           DEVCAP SHARED RETURN FUND


     - Redemption proceeds may be paid in securities or other assets rather than in cash if the Trustees determine it is in the best interests of the Fund.

     - The Fund reserves the right to modify its redemption procedures.

     - You will not receive interest on amounts represented by uncashed redemption checks.

     - The Fund reserves the right to refuse wire or telephone redemptions.

     - Signature guarantees are required for the following: (i) redemption requests over $10,000; (ii) redemptions made within 30 days of a change of address; (iii) if the proceeds of redemption (regardless of amount) are to be sent to a person other than the registered holder and/or to an address other than the address of record; and (iv) transfers of shares. Signature guarantees may be obtained from a commercial bank or trust company in the United States, a member of the NYSE and some savings and loan associations. A notary public is not acceptable.

     - The Fund reserves the right to redeem involuntarily on at least 30 days' notice the balance in a shareholder's account having a current value of less than $250, but not if an account falls below $250 due to a change in the market value of the Fund's shares.

You may request to sell your shares by mail or by telephone, subject to certain procedures. You may sell shares of the Fund through the following options:

     - BY MAIL.   Send a written redemption request, including your name, the
       Fund's name, your account number, and the dollar amount or number of shares to be sold to the following address:

               DEVCAP Shared Return Fund
               P.O. Box 2152
               Milwaukee, WI 53201-2152

   For overnight deliveries, please use the following address:
               DEVCAP Shared Return Fund
               c/o Sunstone Financial Group, Inc.

               803 W. Michigan St.
               Suite A
               Milwaukee, WI 53233-2301

                           DEVCAP SHARED RETURN FUND


   Your redemption request must be in "good order" to be accepted. Requests in "good order" must include the following:


     1. A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered (if the shares are in street name, you must sell the shares through your investment professional).

     2. Any required signature guarantees. To protect shareholder accounts, the Fund and the Fund's transfer agent from fraud, signature guarantees may be required in certain instances, including redemptions in excess of $10,000, to enable the transfer agent to verify the identity of the person who has authorized a redemption request from an account.
     3. Any additional information or supporting legal documents which the Fund may require.

     - BY TELEPHONE.   If you did not waive the telephone redemption privilege
       on your new account application you may sell shares over the telephone by calling the Fund's transfer agent at (800) 371-2655. In order to sell shares over the telephone you must provide your account number and your social security number. For your protection, telephone redemption requests will be recorded in order to verify their accuracy. If the Fund follows reasonable procedures to confirm that redemption instructions are genuine it shall not be liable for unauthorized or fraudulent redemption requests.


Redemption proceeds can be sent by mail, wire or electronic funds transfer. Redemptions will be sent to pre-authorized addresses. There is a $10.00 fee for wire redemption which will be deducted from your proceeds. Payment may be delayed for up to 10 days on redemption requests for recent purchases made by check or electronic funds transfer in order to ensure that the purchase has cleared.


Any time you sell shares of the Fund in a taxable account, it is considered a taxable event on which you may recognize a gain or a loss.

                           DEVCAP SHARED RETURN FUND



CHARITABLE CONTRIBUTION PROGRAM


The Fund is designed to enable you to share the total return of your investment in the Fund with DEVCAP Non-Profit, a non-profit organization that promotes micro-enterprise development programs in developing countries. You may indicate your desire to make an annual contribution to DEVCAP Non-Profit when you initially purchase shares of the Fund. You may elect to contribute a percentage of your total returns in any one of the following increments: 10%, 25%, 50%, 75% or 100%. You may subsequently change the amount of your total returns that you wish to contribute. Additionally, you may elect not to contribute any portion of your returns.

On or about the third week of November, the Fund will mail a notice of record indicating the dollar amount of your estimated contribution for that year, based on your contribution election and your estimated year-to-date total return. In order to change your contribution election, you must notify the Fund on or before the second Friday of December by calling (800) 371-2655 (option 3) or by writing to the following address:

       DEVCAP Shared Return Fund
       P.O. Box 2152
       Milwaukee, WI 53201-2152

By January of the following year, the Fund will mail you a notice of record indicating the dollar amount of your actual contribution for the previous year. This contribution will be made by deducting the appropriate number of your shares (valued at their fair market price) in the Fund equaling your annual contribution election. The fair market value of your Fund share donation will generally be tax deductible. See the "Tax Consequences" section below.
The value of your annual contribution will be determined according to the change in value of your account between January 1 (or the date of the your initial investment) and the second Friday in December of the same year, adjusted for redemptions, distributions and purchases.

For IRA accounts only, shareholders will be requested to remit their charitable contribution from a source other than their IRA account. By January 31 of each year, the Fund will mail a notice to each IRA shareholder indicating the shareholder's charitable contribution amount for the previous year. Each shareholder will then be requested to make a contribution to DEVCAP Non-Profit equal in value to his or her charitable contribution amount payable by check. See the Statement of Additional Information for more detailed information about the Fund's Charitable Contribution Program.

                           DEVCAP SHARED RETURN FUND


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to you as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to you as capital gains distributions. The Fund usually pays dividends and capital gains distributions in December. You may elect to have your dividends and capital gains distributions paid in cash or reinvested in additional shares of the Fund.


TAX CONSEQUENCES

As with any investment, your investment in the Fund will have tax consequences which you should consider.

Dividends and distributions you receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax, and may also be subject to state or local taxes. Distributions may be taxable at different rates depending on the type of income earned by the Fund and the length of time the Fund held a security when it was sold. For federal income tax purposes, the Fund's distributions of dividends and short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as long-term capital gain.

In addition, the Fund has been structured in order to enable you to make tax deductible donations of your Fund shares through the Fund's Charitable Contribution Program. Under this Program shareholders who donate to DEVCAP Non-Profit may be able to deduct the fair market value of the Fund shares donated on their annual income tax returns, provided the shares were held for at least one year. If you held shares for one year or less you may be able to deduct the cost of your Fund shares.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Shortly after the end of each calendar year, you will receive information for tax purposes on the dividends and distributions received during that calendar year, including a breakdown of the portions taxable as ordinary income and as capital gains.

The previous discussion of tax consequences is intended for general information only. You may wish to consult with your own tax adviser as to the tax consequences of an investment in the Fund or participation in the Fund's Charitable Contribution Program. See the Statement of Additional Information for more detailed information.

                           DEVCAP SHARED RETURN FUND


                            FINANCIAL HIGHLIGHTS<F1>

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the annual report, which is available by calling the Fund at
(800) 371-2655.



-----------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE                                                                                                       PERIOD FROM
OUTSTANDING                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED      OCT. 19, 1995<F1>
FOR THE PERIOD:                  JULY 31, 2000       JULY 31, 1999       JULY 31, 1998       JULY 31, 1997      TO JULY 31, 1996
                                ----------------    ----------------    ----------------    ----------------    ----------------
Net Asset Value,
  beginning of period                $23.48              $19.58              $16.22              $10.71              $10.00
                                   ----------          ----------          ----------          ----------          ----------
Income from investment
operations:
  Net investment loss                (0.24)              (0.18)              (0.06)              (0.03)              (0.02)
  Net realized and unrealized
  gain (or losses) on investments     2.63                4.28                3.44                5.55                0.73
                                   ----------          ----------          ----------          ----------          ----------
Total income from
  investment operations               2.39                4.10                3.38                5.52                0.71
Less distributions from
  net realized gain                  (0.10)              (0.20)              (0.02)              (0.01)                -
                                   ----------          ----------          ----------          ----------          ----------
Net Asset Value,
  end of period                      $25.77              $23.48              $19.58              $16.22              $10.71
                                   ==========          ==========          ==========          ==========          ==========
Ratios/supplemental data
   Total return                      10.16%              21.03%              20.84%              51.57%            7.10%<F2>
  Net Assets, end of period
   (in 000's)                        $16,725            $15,046             $10,697              $5,326               $643
Ratio of expenses to average
  net assets before
  reimbursements                      2.80%              1.97%               2.76%               5.93%             26.30%<F2>
Ratio of expenses to average
  net assets after
  reimbursements                      1.95%              1.97%               1.75%               1.75%             2.50%<F2>
Ratio of net investment income
  to average net assets before
  reimbursements                     (1.80)%            (0.92)%             (1.52)%             (4.39)%           (24.34)%<F2>
Ratio of net investment income
  to average net assets after
  reimbursements                     (0.94)%            (0.92)%             (0.51)%             (0.21)%           (0.54)%<F2>
Portfolio turnover                   31%<F4>             8%<F5>              5%<F5>              1%<F5>              5%<F5>

-----------------------------------------------------------------------------------------------------------------------------------



<F1> Commencement of Fund operations.   <F2> Annualized.   <F3> Not
annualized.   <F4> Represents portfolio turnover for the period February 22,
2000 through July 31, 2000.   <F5> Represents portfolio turnover for the
Domini Social Index Portfolio.

<F6> For the period prior to February 22, 2000, the Fund invested all of its assets in the Domini Social Index Portfolio which was managed by Domini Social Investments, LLC. Commencing February 22, 2000, CBIS serves as investment manager and RhumbLine serves as sub-adviser to the Fund.

                           DEVCAP SHARED RETURN FUND


                               DEVCAP NON-PROFIT

DEVCAP Non-Profit is a non-profit corporation that is wholly owned by another non-profit organization, Catholic Relief Services ("CRS"). DEVCAP Non-Profit was created in 1992 to provide fund-raising and other support to non-profit organizations dedicated to supporting micro-enterprise and other economic development programs in developing countries. Micro-enterprise development programs assist underprivileged people by providing direct financing and technical support, otherwise unavailable through normal business channels, for business enterprises in developing countries.


Each year, DEVCAP Non-Profit will direct shareholder contributions made pursuant to the Fund's Charitable Contribution Program to CRS and other non-profit organizations working to improve the welfare of underprivileged persons in developing countries through grants or loans for micro-enterprises and other economic development programs. Shareholder contributions are generally allocated by agreement between DEVCAP Non-Profit and CRS. CRS was founded by the Catholic Bishops of the United States and funds a "village banking" program which provides financial services to approximately 150,000 underprivileged people in 24 countries throughout the world. CRS provides the operational funding for DEVCAP Non-Profit and generally receives all the donations generated by the Fund's Charitable Contribution Program. At their discretion, DEVCAP Non-Profit's Board of Directors may also use shareholder contributions to support programs of other non-profit organizations.

In addition to its primary fund-raising activities, DEVCAP Non-Profit seeks to promote cooperation among micro-enterprise development agencies and organizations, and to provide information and support for micro-enterprise development around the world. These activities include educational campaigns, research programs and implementation of other financial programs to aid in the development of micro-enterprises.


DEVCAP Non-Profit operates independently of the Investment Manager, Sub-Adviser, Distributor, Administrator and all other service providers of the Fund. DEVCAP Non-Profit and its personnel receive no compensation from the Fund. DEVCAP Non-Profit does not provide any investment advisory, management or other investment support services to the Fund. As the Fund's sponsor, DEVCAP Non-Profit provides marketing, administrative and shareholder support services to the Fund.

For more information regarding DEVCAP Non-Profit, please contact DEVCAP Non-Profit directly at (800) 371-2655.

Shareholders who have elected not to participate in the Fund's Charitable Contribution Program may still make a contribution to DEVCAP Non-Profit by calling (800) 371-2655.

                           DEVCAP SHARED RETURN FUND


                                  DEVCAP TRUST
                           DEVCAP SHARED RETURN FUND
                            209 WEST FAYETTE STREET
                           BALTIMORE, MARYLAND 21201
                                 (800) 371-2655
                                 WWW.DEVCAP.ORG

INVESTMENT MANAGER
Christian Brothers Investment Services, Inc.
90 Park Avenue, 29th Floor
New York, NY 10016-1301

DISTRIBUTOR
CBIS Financial Services, Inc.
915 Harger Road
Oak Brook, IL 60521-1476


SUB-ADVISER
RhumbLine Advisers
30 Rowes Wharf
Boston, MA 02110-3326

CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Mayer, Brown & Platt
1675 Broadway
New York, NY 10019


ADMINISTRATOR AND TRANSFER AGENT
Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301

                           DEVCAP SHARED RETURN FUND


You can obtain additional information about the Fund, including the Fund's Statement of Additional Information ("SAI") and annual or semi-annual shareholders reports, free of charge. The Fund's SAI includes more detailed information about the Fund and its investments. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request a free copy of any of these documents, or to request other information or ask questions about the Fund, call (800) 371-2655.

The Fund's SAI and annual and semi-annual shareholder reports are available on the SEC's Internet Web site at http://www.sec.gov. You can obtain copies of this information upon paying a duplicating fee by sending an electronic request to the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room can be obtained by calling 1-202-942-8090.



               Investment Company Act of 1940, File No. 811-9070

(LOGO) DEVCAP
Globally Responsible Investments
209 W. Fayette St.
Baltimore, MD 21201

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 28, 2000

                           DEVCAP SHARED RETURN FUND

                       A SEPARATE SERIES OF DEVCAP TRUST

                            209 WEST FAYETTE STREET
                           BALTIMORE, MARYLAND 21201
                                 (800) 371-2655


     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated November 28, 2000, as amended from time to time, for DEVCAP Shared Return Fund. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund at (800) 371-2655.


     This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.   THE TRUST.................................................................1

2.   FUND OBJECTIVES, STRATEGIES AND RISKS.....................................1
       Fund Objectives ........................................................1
       Investment Strategies and Risks ........................................1

3.   FUND POLICIES/INVESTMENT RESTRICTIONS.....................................4
       Fundamental Investment Restrictions ....................................4
       Non-Fundamental Restrictions ...........................................5
       Percentage Restrictions ................................................6

4.   PERFORMANCE INFORMATION...................................................6

5.   DETERMINATION OF NET ASSET VALUE;VALUATION OF PORTFOLIO SECURITIES........7

6.   MANAGEMENT OF THE TRUST...................................................8
       Trustees of the Trust ..................................................8
       Officers of the Trust ..................................................8
       Trustee Compensation ...................................................9
       Investment Manager and Sub-Adviser .....................................9
       Administrator .........................................................12
       Fund Sponsor ..........................................................13
       Distributor ...........................................................14
       Transfer Agent and Custodian ..........................................14

7.   INDEPENDENT AUDITORS.....................................................14

8.   CODE OF ETHICS...........................................................15

9.   CHARITABLE CONTRIBUTION PROGRAM..........................................15

10.  TAXATION.................................................................16
       Tax Deductibility of Charitable Contributions .........................17

11.  FUND TRANSACTIONS AND BROKERAGE COMMISSIONS..............................18

12.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.....................20

13.  FINANCIAL STATEMENTS.....................................................21

                             1.  THE TRUST


  DEVCAP Trust (the "Trust") was organized as a business trust under the laws of the Commonwealth of Massachusetts, with DEVCAP Shared Return Fund (the "Fund") established as a separate series of the Trust, on June 29, 1995. The Fund is a no-load diversified open-end management investment company. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

  Christian Brothers Investment Services, Inc. is the Fund's Investment Manager ("CBIS" or the "Investment Manager"). The sponsor of the Fund is Development Capital Fund ("DEVCAP Non-Profit" or the "Sponsor"). RhumbLine Advisers is the Fund's Sub-Adviser ("RhumbLine" or the "Sub-Adviser"). The Sub-Adviser manages the investments of the Fund from day to day in accordance with the Fund's investment objective and policies, subject to the supervision of CBIS. Sunstone Financial Group, Inc., serves as the Fund's administrator, transfer agent and fund accountant ("Sunstone" or the "Administrator"), and supervises the overall administration of the Fund. Mellon Bank, N.A. acts as the Fund's custodian ("Mellon Bank" or the "Custodian"). The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust.


   Shares of the Fund are continuously sold by the Fund's distributor, CBIS Financial Services, Inc., ("the "Distributor"), a subsidiary of CBIS. The minimum initial investment in the Fund is $1,000. The minimum initial investment when investing through the Automatic Investment Plan or an Individual Retirement Account is $500 and $250, respectively. A description of the procedures by which Fund shares may be purchased and redeemed can be found in the Prospectus.

               2.  FUND OBJECTIVES, STRATEGIES AND RISKS.

                            FUND OBJECTIVES

  The Fund has two primary objectives: an investment objective and a charitable objective. The Fund's investment objective is to achieve long-term total return by attempting to match the total return of the Standard & Poor's/R Composite Stock Price Index (the "S&P 500 Index") in accordance with socially responsible investment practices. The Fund's charitable objective is to enable shareholders to donate a portion of their total annual returns to help finance micro-enterprise programs in developing countries.

                    INVESTMENT STRATEGIES AND RISKS

  The following discussion supplements the information relating to the Fund's investment strategies and risks in the Prospectus and should be read in conjunction with the Prospectus.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies Inc. ("S&P"). S&P makes no representation of warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance of sale of shares of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and repurchase agreements. Such securities include:

  U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes and bonds;

  Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and instruments secured by such obligations;

  Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance

Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

  Commercial Paper. Commercial paper rated within the two highest grades by Standard and Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's"), or if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

  Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specific price and at a fixed time in the future, usually not more than seven days form the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

  Repurchase agreements involve certain risks not associated with direct investments in debt securities. As described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.

ZERO COUPON TREASURY SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

  The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets.

  A loan may be terminated by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should be borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justified the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

  In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund, the Investment Manager or the Sub-Adviser.

STANDARD & POOR'S DEPOSITORY RECEIPTS. The Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") which are securities that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. SPDRs have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment Trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

  At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net value asset. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

  The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.




               3.  FUND POLICIES/INVESTMENT RESTRICTIONS

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The Trust (on behalf of the Fund) has adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

  The Fund may not:

  (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed (moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value) (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Fund while effecting an orderly liquidation of securities);

  (2) purchase any security on margin except for short-term loans as may be necessary for the clearance of purchases and sales of portfolio securities;

  (3) write, purchase, or sell puts, calls, warrants or options or any combination thereof, provided that this shall not prevent the Fund from investing in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets);

  (4) underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

  (5) make loans to other persons except (a) through the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations;

  (6) invest more than 15% of its net assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days;

  (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

  (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

  (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

  (10) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States);

  (11) invest more than 25% of its total assets in securities of issuers in any one industry.

                          NON-FUNDAMENTAL RESTRICTIONS

  In order to comply with certain federal statutes and regulatory policies, the Fund will not as a matter of operating policy:

  purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Fund's total assets at the time of such purchase.

  This restriction is not fundamental and may be changed by the Fund without approval of the Fund's shareholders. The Fund will comply with state securities laws and regulations of all states in which it is registered.

                            PERCENTAGE RESTRICTIONS

  If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund to the net asset value of the Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund will take the corrective action required by Section 18(f).


                          4.  PERFORMANCE INFORMATION

  The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance."

  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, a fund's advertising performance must include total return quotes calculated according to the following formula:

                    P(1 + T)n  =    ERV
          Where:    P          =    a hypothetical initial payment of $1,000
                    T          =    average annual total return
                    n          =    number of years (1, 5 or 10)
                    ERV        =    ending redeemable value at the end of the
                                    1, 5 or 10 year periods (or fractional
                                    portion thereof) of a hypothetical $1,000
                                    payment made at the beginning of the 1, 5 or 10 year periods.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the one, five and ten year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the rules of the Securities and Exchange Commission, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The table that follows sets forth the Fund's historical average annual total return information for the periods indicated:


AVERAGE ANNUAL TOTAL RETURNS<F1>

For periods ending
July 31, 2000                 Past 1 year    Past 5 years    Life of Fund<F1>
------------------            -----------    ------------    ----------------
DEVCAP Shared Return Fund        10.16%           n/a              22.27%

<F1> The Fund commenced operations on October 19, 1995.
<F2> Commencing February 22, 2000, CBIS serves as investment manager and
     RhumbLine serves as sub-adviser to the Fund. See "MANAGEMENT OF THE TRUST - Investment Manager and Sub-Adviser". For the period prior to February 22, 2000, the Fund invested all of its assets in a portfolio which was managed by Domini Social Investments, LLC.



                 5.  DETERMINATION OF NET ASSET VALUE;
                   VALUATION OF PORTFOLIO SECURITIES

     The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See the "Buying and Selling Shares" section in the Prospectus.

     Equity securities held by the Fund are valued at the last quoted sales price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the mean of the bid and asked prices for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Fund's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Interest income on short-term obligations held by the Fund is determined on the basis of interest accrued less amortization of premium.

                      6.  MANAGEMENT OF THE TRUST

     The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of the Trust is DEVCAP Shared Return Fund, 209 West Fayette Street, Baltimore, Maryland 21201.


                         TRUSTEES OF THE TRUST

     STEPHEN D. CASHIN (43) -- Trustee of the Trust; Currently Managing Director of Modern Africa Fund Managers LLC, Vice President (Corporate Finance), Equator Bank (from 1993 to March 1997); Vice President (East Africa Representative), Equator Bank (prior to 1993).

     DONALD CARCIERI (58) -- Trustee of the Trust; President and Chief Executive Officer, Cookson America, Inc. (1983-1997); Director, Catholic Relief Services Corporate Leadership Council (since 1996).

     EDWARD J. VEILLEUX (57) -- Trustee of the Trust; Principal, BT Alex Brown; Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (Registered Investment Adviser and Registered Transfer Agent subsidiary of Alex Brown) (1984 to present).

     TIMOTHY J. JOYCE (53) - Trustee of the Trust; Counsel, Bleakley Platt & Schmidt (1994 to present); Director of Special Programs, Catholic Relief Services (1985-1992); Director, Vice President, Associate General Counsel, Joyce Beverages, Inc. (1979-1984).

     DONALD S. HOUSTON (46) - Trustee of the Trust; Vice President, Sales, Plantronics, Inc. (manufacturer of telephony headsets) (1996 to present); Vice President, Sales, Proxima Corporation (manufacturer of desktop projection products for personal computers) (1995-1996); Vice President, Sales, Service and Marketing, Director of Sales, Sales Manager, CalComp Inc. (1985-1995).

                         OFFICERS OF THE TRUST

     JOSEPH ST. CLAIR (55) -- President of the Trust (since September 1997); President of Development Capital Fund (since June 1997); Director of Development Capital Fund (since December 1994); Director of Internal Audit, Catholic Relief Services (since May 1993); Departmental Vice-President, Alex. Brown Incorporated (prior to 1993).

     JAMES R. ARNOLD (43) -- Assistant Secretary of the Trust (since December
1997); Senior Administration Services Manager, Sunstone Financial Group, Inc. (since January 1997); Secretary and Treasurer, The Primary Trend Fund, Inc. (since September 1986) and The Primary Income Funds, Inc. (since September,
1989); Vice President, Arnold Investment Counsel, Inc. (prior to January 1997).

     As of November 1, 2000, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Catholic Relief Services - 59.55%. As of the same date, the officers and Trustees of the Trust as a group owned less than 1% of the Fund's outstanding shares.

                              TRUSTEE COMPENSATION

     The Trustees of the Trust receive no compensation for serving as trustees of the Trust. The Trustees of the Trust are reimbursed for expenses incurred in connection with service as a trustee. The following tables provide information related to compensation and benefits paid to the Trustees for the fiscal year ended July 31, 2000.

--------------------------------------------------------------------------------
                           ESTIMATED    ESTIMATED   COMPENSATION  ESTIMATED
                           AGGREGATE    TOTAL FROM   PENSION OR     ANNUAL
                         COMPENSATION   THE TRUST    RETIREMENT    BENEFITS
                           FROM THE      FOR THE      BENEFITS       UPON
                          TRUST FOR    FISCAL YEAR    ACCRUED     RETIREMENT
                          THE FISCAL      ENDED       AS PART
                          YEAR ENDED    JULY 31,      OF FUND
                         JULY 31, 2000     2000       EXPENSES
--------------------------------------------------------------------------------
Stephen D. Cashin            None          None         None         None
--------------------------------------------------------------------------------
Gilbert H. Crawford<F1>      None          None         None         None
--------------------------------------------------------------------------------
Donald Carcieri              None          None         None         None
--------------------------------------------------------------------------------
Edward J. Veilleux           None          None         None         None
--------------------------------------------------------------------------------
Timothy J. Joyce             None          None         None         None
--------------------------------------------------------------------------------
Donald S. Houston            None          None         None         None
--------------------------------------------------------------------------------

<F1> Resigned September 19, 2000.


                       INVESTMENT MANAGER AND SUB-ADVISER

     The Investment Manager - Christian Brothers Investment Services, Inc. ("CBIS") - provides investment advice to the Fund pursuant to a management agreement (the "Management Agreement"), dated February 22, 2000. Pursuant to the Management Agreement, CBIS shall assist the officers of the Trust in the performance of the following services: (1) prepare reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund's custodian, legal counsel or auditors; (2) make such reports and recommendations to the Board of Trustees concerning the performance of the independent auditors as the Board may reasonably request or deem appropriate; (3) make such reports and recommendations to the Board concerning the performance and fees of the Fund's custodian and transfer and disbursing agent as the Board may reasonably request or deem appropriate; (4) provide such assistance to the custodian and the Trust's legal counsel and auditors as generally may be required to properly carry on the business and operations of the Fund; (5) refer to the Trust's officers or transfer agent, shareholder inquiries relating to the Fund; (6) employ or provide and compensate the CBIS executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in the Management Agreement, and bear the expense of providing such services, except as may otherwise be provided in the Agreement; and (7) supervise the general management and investment of the Fund's assets and securities portfolios subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trustees may issue to the Investment Manager from time to time. The Investment Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

     In addition, pursuant to the Management Agreement, CBIS shall make available its officers and employees to the Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Fund and its investment activities and adopt written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act.


     For the services provided to the Fund, the Fund pays CBIS a fee computed daily and payable monthly equal on an annual basis to 0.25% of the Fund's average daily net assets. In addition to the annual management fee, the Fund shall reimburse the CBIS for all out-of-pocket expenses incurred by CBIS for attendance at any meeting outside of the New York metropolitan area in connection with its activities as Investment Manager to the Fund. For the fiscal period February 22, 2000 through July 31, 2000, the Fund paid CBIS investment advisory fees of $36,472.


     The Investment Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Manager. Any such fee reduction or undertaking may be discontinued or modified by CBIS at any time.

     It is understood that the Fund will pay all its expenses other than those expressly assumed by the Investment Manager in the Management Agreement. The expenses payable by the Fund shall include: (1) fees and expenses of the Investment Manager; (2) auditing and accounting fees and expenses; (3) fees and expenses for transfer agent, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Investment Manager for such services); (4) fees and expenses of the custodian of the Trust's assets, including expenses incurred in performing fund accounting and record keeping services provided by the custodian; (5) expenses of obtaining quotations for calculating the value of the Fund's net assets; (6) salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or any of its affiliates; (7) faxes and governmental fees levied against the Fund and the expenses of preparing tax returns and reports;
(8) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (9) organizational expenses; (10) costs, including the interest expense, of borrowing money; (11) costs and/or fees incident to Trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's legal existence, membership dues and fees of investment company industry trade associations, and the registration of shares with federal and state securities authorities; (12) legal fees and expenses (including reasonable fees for legal services rendered by the Investment Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Fund's shares for sale (and of maintaining the registration of the fund);
(13) costs of printing stock certificates, if any, representing shares of the Fund or any other expenses, including clerical expenses of issue, redemption, or repurchase of shares of the Fund; (14) trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Investment Manager of any of its affiliates; (15) its pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; (16) fees payable to federal and state authorities in connection with the registration of the Fund's Shares; and (17) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Fund or the Trust.


     Under the terms of an agreement, dated November 29, 1999, amended as of November 20, 2000, the Fund's sponsor, DEVCAP Non-Profit, has agreed to reimburse the Fund for all expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) in excess of 1.75% of the Fund's average daily net assets until November 29, 2001.

     Prior to February 22, 2000, the Fund's assets were invested in a portfolio that was managed by Domini Social Investments, LLC ("DSIL"). DSIL had managed the portfolio's assets since October, 1997. DSIL received an annual management fee of 0.20% of the portfolio's average daily net assets for the services and facilities furnished to the portfolio. The portfolio's investment management agreement describes the management fee, which is accrued daily and paid monthly, and other expenses that the portfolio must pay. For the fiscal period August 1, 1999 through February 21, 2000 and the fiscal year ended July 31, 1999, DSIL received management fees under the management agreement in the amount of $1,696,304 ($1,671,447 net of waivers) and $1,901,529 ($1,791,617 net of waivers), respectively. For the fiscal period October 22, 1997 to July 31, 1998, DSIL received management fees under a management agreement in the amount of $701,774.

     Prior to October 22, 1997, Kinder, Lydenberg, Domini & Co. ("KLD") served as investment adviser to the portfolio in which the Fund invested its assets. KLD furnished at its own expense all facilities and personnel necessary in connection with providing these services. For its services under its investment advisory agreement with the portfolio, KLD was entitled to receive from the portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the portfolio's average daily net assets. For the fiscal period July 31, 1997 to October 22, 1997 KLD received advisory fees of $17,385.


     The Management Agreement provides that the Investment Manager may render services to others. CBIS may employ, at its own expense or may request that the Fund employ (subject to the requirements of the 1940 Act) one or more sub-advisors, subject to CBIS's supervision. The Management Agreement shall remain in effect, provided its continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Fund who are not " interested persons" of the Fund or of CBIS at a meeting specifically called for the purpose of voting on such approval, and
(ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Management Agreement also provides that it may be terminated without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by majority vote of the Fund or by a vote of a majority of its Board of Trustees, or by the Investment Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.


     CBIS is a corporation organized under the laws of the State of Illinois that is owned by the Districts of the U.S. Region of the Brothers of the Christian Schools. The principal executive officer and directors of CBIS and their principal occupations are respectively as follows: Michael W. O'Hern, President and Chief Executive Officer and Director; Neal J. Berkowitz, Vice President and Chief Financial Officer, David L. Skelding, Vice President and General Counsel, Francis G. Coleman, Vice President - Socially Responsible Investing, Frank Haines, Vice President and Chief Investment Officer, Donald Platner, Vice President - Sales and Marketing, Peter F. Clifford, Clarence Fioke, Joseph M. Saurbier, John P. Gilhooly, David E. Brennan, Timothy J. Froehlich, Damian Steger, Robert Evans, Raoul L. Carroll and Karen L. Maguire, Directors of CBIS. The business address of the foregoing directors and officers is 90 Park Avenue, 29th Floor, New York, NY 10016-1301.


      RhumbLine serves as Sub-Adviser to the Fund pursuant to the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement"). The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Sub-Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities in the Fund at a meeting called for the purpose of voting on the Sub-Advisory Agreement, and, in either case, by a majority of the Trust's Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

     The Sub-Advisory Agreement uses fee "breakpoints" so that the sub-advisory fee decreases over time as RhumbLine's assets under management on behalf of CBIS clients (including the Fund) increase. The sub-advisory fee under the Sub-Advisory Agreement is calculated as a percentage of the aggregate amount of assets managed by RhumbLine as sub-adviser to CBIS clients (including the Fund) pursuant to any agreement between CBIS and RhumbLine. For the services provided to CBIS under the Sub-Advisory Agreement, CBIS will pay to the Sub-Adviser an annual fee computed quarterly as follows.


Aggregate amount of assets
managed by RhumbLine as sub-
adviser for all CBIS clients
(including the Fund) under
any agreement between CBIS
and RhumbLine                                  Sub-Advisory Fee

          First $25 million                         .07%

          Next $25 million                          .06%

          Next $50 million                          .05%

          Next $50 million                          .04%

          Over $150 million                        .0375%

     The Sub-Adviser shall furnish to CBIS a statement for the aggregate fee payable under the Sub-Advisory Agreement and any other sub-advisory agreement by and between CBIS and the Sub-Adviser for each quarter during which services are performed by the Sub-Adviser prior to the end of such quarter. Such statement shall include the value of the aggregate assets that determines the applicable rate at which such fee is payable and show the calculation by which such fee is determined.

     The sub-advisory fee under the Sub-Advisory Agreement will equal 0.07% of the aggregate amount of assets managed by RhumbLine as sub-adviser for CBIS clients (including the Fund) pursuant to any agreement between CBIS and RhumbLine.

     The Sub-Advisory Agreement provides that the Sub-Adviser may render services to others. The Sub-Advisory Agreement is terminable without penalty upon 60 days' written notice by the Fund when authorized either by majority of the outstanding voting securities in the Fund or by a vote of the majority of its Board of Trustees, or by the Investment Manager, with the consent of the Trustees and may be terminated by the Sub-Adviser on not less than 90 days' written notice to the Investment Manager and the Trustees, and will automatically terminate in the event of its assignment.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any action taken by it in good faith, and believed by it in its reasonable judgment to be authorized by the Sub-Advisory Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.


     Prior to February 22, 2000, Mellon Equity Associates ("Mellon Equity") provided investment sub-advisory services to the portfolio in which the Fund invested its assets pursuant to a sub-advisory agreement with DSIL. For the fiscal year ended July 31, 1999, Mellon Equity received sub-advisory fees in the amount of $950,708. Prior to October 22, 1997, Mellon Equity served as investment manager and managed the assets of the portfolio on a daily basis.
For the fiscal year ended July 31, 1998, Mellon Equity received $86,354 in management fees.

                             ADMINISTRATOR

     Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, serves as the Administrator to the Trust pursuant to an Administration and Fund Accounting Agreement, dated February 22, 2000. The Administrator provides administration and fund accounting services, including the provision of office space, the preparation of tax returns and financial statements, calculations of the Fund's net asset value, the maintenance of the Fund's general ledger accounts and other clerical, compliance, regulatory and administrative services. The Administrator may also provide persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates. For administrative and fund accounting services, the Fund pays the Administrator a fee, computed daily and payable monthly, based on the Fund's average daily net assets at the annual rate of 0.20% of the first $50,000,000 of average daily net assets, 0.10% on the next $50,000,000 of average daily net assets, 0.07% on the next $150,000,000 of average daily net assets, 0.05% on the next $250,000,000 of average daily net assets and 0.03% on average daily net assets in excess of $500,000,000, subject to a current minimum annual fee of $65,000.


     The Administration and Fund Accounting Agreement provides that Sunstone may render administrative and fund accounting services to others. The Administration and Fund Accounting Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration and Fund Accounting Agreement.

     Prior to February 22, 2000, Sunstone provided administrative services, but not fund accounting services, to the Trust pursuant to an administrative services agreement. For the fiscal period November 4, 1997 through July 31, 1998 and the fiscal year ended July 31, 1999 Sunstone received $17,192 and $27,807, respectively, in administrative fees from the Trust. For the fiscal year ended July 31, 2000, Sunstone received $51,516 in administrative and/or fund accounting fees from the Trust. Prior to November 4, 1997, Signature Broker-Dealer Services, Inc. ("Signature") served as the Trust's Administrator. For the fiscal period August 1, 1997 through November 4, 1997, Signature received $17,385 in administrative fees from the Trust.

     In addition to services provided to the Trust, Sunstone and its affiliates provide administration, transfer agent and/or distribution services to 25 fund families representing over $36 billion in assets. The Fund may from time to time enter into agreements with various banks, trust companies, broker-dealers or other financial organizations to provide administrative services for the Fund, such as maintaining shareholder accounts and records.


                              FUND SPONSOR

     The sponsor of the Fund is DEVCAP Non-Profit. DEVCAP Non-Profit is a non-profit, tax-exempt 501(c)(3) corporation that functions as a joint venture with another non-profit organization, Catholic Relief Services, Inc. ("CRS"). DEVCAP Non-Profit was created in 1992 in order to provide fund-raising and other support to non-profit organizations dedicated to supporting micro-enterprise and other economic development programs in developing countries. Micro-enterprise development programs assist underprivileged people by providing direct financing and technical support, which would otherwise be unavailable through normal business channels, for their business enterprises.

     Each year, DEVCAP Non-Profit will direct the shareholder contributions made pursuant to the Fund's Charitable Contribution Program to CRS and other non-profit organizations. Shareholder contributions are generally allocated by agreement between DEVCAP Non-Profit and CRS. CRS was founded by the Catholic Bishops of the United States and funds a "village banking" program which provides financial services to approximately 150,000 underprivileged people in 24 countries throughout the world. CRS provides the operational funding for DEVCAP Non-Profit and generally receives all the donations generated by the Fund's Charitable Contribution Program. At their discretion, DEVCAP Non-Profit's Board of Directors may also use shareholder contributions to support programs of other non-profit organizations.

     In addition to its primary fund-raising activities, DEVCAP Non-Profit also plans to promote cooperation among micro-enterprise development agencies and organizations, and to provide information and support for micro-enterprise development around the world. These activities could include educational campaigns, research programs, and implementation of other financial programs to aid in the development of micro-enterprises.

     DEVCAP Non-Profit is independent of the Investment Manager, Sub-Adviser, Distributor, Administrator and all other service providers of the Fund. While DEVCAP Non-Profit personnel will encourage donations through the Fund and DEVCAP Non-Profit itself incurs costs in these efforts, DEVCAP Non-Profit and DEVCAP Non-Profit personnel receive no compensation from the Fund. DEVCAP Non-Profit does not provide any investment advisory, management or other investment support services to the Fund. DEVCAP Non-Profit does provide marketing, administrative and shareholder support services to the Fund.




                              DISTRIBUTOR


     The Trust has entered into a Distribution Agreement, dated November 25, 1997 with the Fund's Distributor, CBIS Financial Services, Inc. For the fiscal period November 25, 1997 through July 31, 1998, and the fiscal years ended July 31, 1999 and 2000, the Trust did not accrue or pay any distribution fees to the Distributor. For the fiscal year ended July 31, 2000, no payments were made by the Trust under the Distribution Plan for any of the following: (i) advertising;
(ii) the printing and mailing of prospectuses to other than current shareholders; (iii) compensation to underwriters; (iv) compensation to broker-dealers; (v) compensation to sales personnel; and (vi) interest, carrying, or other finance charges.

     CBIS Financial Services, Inc. replaced Signature as the Trust's Distributor, effective November 26, 1997. For the period July 31, 1997 through November 24, 1997, the Trust did not accrue or pay any distribution fees to Signature.


                      TRANSFER AGENT AND CUSTODIAN

     The Trust has entered into a Transfer Agency and Service Agreement, dated August 3, 1998, with Sunstone pursuant to which Sunstone acts as the Transfer Agent for the Fund. For its services, Sunstone will receive such compensation as may from time to time be agreed upon by Sunstone and the Fund, subject to an annual minimum fee of $20,000. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions and acts as dividend disbursing agent for the Fund.

     Mellon Bank, N.A. acts as custodian of the Fund's assets pursuant to a Custodian Agreement, dated February 22, 2000, between the Fund and Mellon Bank, The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities and determining income and collecting interest on the Fund's investments.
Securities held by the Fund may be deposited into certain securities depositories and sub-custodians employed by the Custodian. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian or its affiliates and may deal with the Custodian or its affiliates as principal in securities transactions. Previously, Investors Bank & Trust Company acted as custodian of the Fund's assets pursuant to a custodian agreement dated September 15, 1995.

                         7.  INDEPENDENT AUDITORS

     KPMG LLP are the independent auditors for the Trust, providing audit services, tax return preparation, and assistance with the review of filings with the Securities and Exchange Commission.


                            8.  CODE OF ETHICS.

     Each of the Investment Manager, Sub-Adviser, Distributor and the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. Each Code permits Fund personnel to trade for their own accounts, including securities that may be purchased, sold or held by the Fund subject to reporting certain permitted securities transactions and preclearance requirements. Each Code of Ethics is included as an exhibit to the Trust's registration statement which is on file with, and available from the Securities and Exchange Commission.

                      9.  CHARITABLE CONTRIBUTION PROGRAM.


     The Fund is designed to enable an investor to share with charity, specifically with DEVCAP Non-Profit, on an annual basis the return on his or her investment in the Fund. When a shareholder makes an initial purchase of shares of the Fund, the shareholder may declare an intention to make an annual donation to DEVCAP Non-Profit on his or her account application. Each year, DEVCAP Non-Profit will direct the shareholder's donation to Catholic Relief Services, Inc. and other non-profit organizations working to improve the welfare of underprivileged people in developing countries through grants or loans for micro-enterprises and other economic development programs.

     After the initial purchase of shares and contribution election, a shareholder may elect to contribute to DEVCAP Non-Profit a different portion of the shareholder's annual contribution basis, so long as the shareholder elects to contribute 10%, 25%, 50%, 75% or 100% of the shareholder's annual contribution basis. Alternatively, a shareholder may elect not to contribute any portion of the shareholder's annual contribution basis. On or about the third week of November, the Fund will mail a notice to each shareholder of record indicating the dollar amount of the shareholder's estimated contribution for that year, based on the shareholder's then-current contribution election and the shareholder's estimated annual contribution basis on that date. To change a shareholder's contribution election, the shareholder must notify the Fund in writing or by telephone on or before the second Friday of that December, at the Fund's address for these purposes: DEVCAP Shared Return Fund, P.O. Box 2152, Milwaukee, WI 53201-2152. The telephone number for these purposes is (800) 371-2655, Option 3. By the end of the following January, the Fund will mail a notice to each shareholder of record indicating the dollar amount of the shareholder's actual contribution for the previous year. This contribution will be made by deducting shares in the Fund whose fair market value is equal to the shareholder's annual contribution. The fair market value of the Fund share donation will generally be tax deductible, as explained in more detail under the "Taxation" Section of this Statement of Additional Information.

     A shareholder's annual contribution basis is the change in value of that particular shareholder's account between (a) January 1 or the date of the shareholder's initial investment and (b) the second Friday of each December, adjusted for redemptions, distributions and purchases. The shareholder's annual contribution will be calculated by the Fund's transfer agent on or about the second Friday of each December with the following formula:

        Account value at Year-End Calculation Date (including reinvested distributions, if any)

                                      PLUS

                Shareholder redemptions during the year, if any

                                      PLUS

            Cash distributions from the Fund during the year, if any

                                     MINUS

                 Shareholder purchases during the year, if any

                                     MINUS

    Account value at (a) beginning of year or (b) date of initial investment

                 EQUALS SHAREHOLDER'S ANNUAL CONTRIBUTION BASIS

     The shareholder's annual contribution is calculated by multiplying the shareholder's annual contribution basis by the shareholder's contribution election.

     On or before the second Friday of each December, a shareholder's annual contribution basis will be finalized using the above formula. If a shareholder's annual contribution basis has been zero, or if a shareholder's account has been closed before the end of the year, or if the specified percentage has been reduced to zero after proper notice to the Fund, no contribution will result. A shareholder may still make a contribution by using the convenient donation form provided by DEVCAP Non-Profit for that purpose.

     Note that, notwithstanding the above formula, if a shareholder liquidates his or her total investment in the Fund before the year-end calculation date, the shareholder's annual contribution will be deemed to be zero. The method of calculation of the shareholder's annual contribution combined with the shareholder's contribution election could result in a complete redemption of the shareholder's end of year account.

     In general, shareholders participating in the Charitable Contribution Program will not incur a net tax liability from their charitable contribution to DEVCAP Non-Profit. The Board of Trustees believes no tax liability arises due to donation of shares in the Fund to DEVCAP Non-Profit and that an investor will be permitted to take an itemized tax deduction for the fair market value of the donation so long as the investor has held the shares for more than 12 months on the date of the donation. However, certain taxpayers may be subject to limits on itemized deductions or charitable deductions on their U.S. or state tax returns. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences to them of an investment in the Fund and participation in the Charitable Contribution Program. Shareholders that do not itemize deductions on their Federal tax returns will not receive a Federal deduction for donations to DEVCAP Non-Profit.

     Shareholders desiring to make a contribution to DEVCAP Non-Profit outside the Charitable Contribution Program, either in cash or in kind (i.e., by donating shares of the Fund or other non-cash assets), should contact DEVCAP Non-Profit directly at 800-371-2655.


                                 10.  TAXATION.


     Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes and will not be required to pay Massachusetts income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and would be required to pay Massachusetts income and excise taxes. Additionally, Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     Shareholders of the Fund normally will be required to pay federal income taxes, and any state or local taxes, on distributions of net investment income and net realized capital gains from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's distributions from net investment income is normally eligible for the corporate dividends received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

     Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

     Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months. Any gain or loss realized upon shares held for less than 12 months will be treated as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

     The maximum tax rate for individual taxpayers on net long-term capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) is 20% for most assets held for more than 12 months at the time of disposition. A lower rate of 18% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate for assets held for more than 12 months is reduced to 10% and the 18% rate for assets held for more than 5 years is reduced to 8%.

     Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences.

                 TAX DEDUCTIBILITY OF CHARITABLE CONTRIBUTIONS

     The Charitable Contribution Program of the Fund (the "Program") has been designed so that individual investors utilizing the cash method of accounting who donate to DEVCAP Non-Profit through the Program will be entitled to a tax deduction equal to the fair market value of the Fund shares donated in the taxable year in which the donation is made provided the investor held such shares for more than one year on the date of the donation. If shares are held for one year or less, the investor may be able to deduct the cost of the Fund shares donated. Under the Program, the charitable donation will be made on or about the second Friday of each December, thus tracking the taxable year for most individual investors in the Fund. The Fund will provide investors with the documentation needed to substantiate this tax deduction. For more information see the "Charitable Contribution Program" section in this Statement of Additional Information.

     The tax effect of the donation for a particular investor of the Fund may vary according to the individual circumstances of that investor. For example, the Code sets an upper limit on the dollar amount of tax deductions that can be taken by individual taxpayers for charitable donations in a given year. In view of the foregoing, as well as the possibility of other tax consequences of the donation to particular investors, potential purchasers of the Fund should consult their own tax advisors in determining the federal, state, local and other tax consequences of purchasing shares of the Fund and participating in the Program.

     DEVCAP Non-Profit's owner, CRS, is recognized by the United States Internal Revenue Service (the "IRS") as a tax-exempt, section 501(c)(3) organization under the Code. CRS is not a "private foundation" within the meaning of the Code. In addition, on October 18, 1995, DEVCAP Non-Profit received from the IRS recognition as a tax-exempt "supporting organization," a category of exemption available under sections 501(c)(3) and 509(a)(3) of the Code for organizations that are engaged solely in activities designed to support other tax-exempt charitable organizations.

     The Program has been structured so that investors are provided an opportunity to donate to DEVCAP Non-Profit each year. The Fund has been structured this way in order to allow the contributions made through the Program to be tax deductible donations made to non-profit organizations under existing interpretations of section 170(c) of the Code. Investors should recognize, however, that neither the Fund nor DEVCAP Non-Profit are tax advisers, that existing law and interpretations thereof may be modified, and that no ruling has been sought from the IRS confirming the tax deductible nature of Program contributions. Nevertheless, the IRS has been informed of the details of the Program in DEVCAP Non-Profit's filing for recognition as a section 501(c)(3) organization, and the Fund believes that the granting of tax-exempt status to DEVCAP Non-Profit represents approval of DEVCAP Non-Profit's activities, including the Program, and confirmation that the donations are tax deductible.


               11.  FUND TRANSACTIONS AND BROKERAGE COMMISSIONS.


     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Sub-Adviser and who is appointed and supervised by its senior officers. The portfolio manager of the Fund may serve other clients of the Sub-Adviser in a similar capacity.

     The Fund's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of the Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. From time to time, soliciting dealer fees are available to the Sub-Adviser on the tender of the Fund's securities in so-called tender or exchange offers.
Such soliciting dealer fees are in effect recaptured for the Fund by the Sub-Adviser. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Fund to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker- dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Fund's policy of investing in accordance with the S&P 500 Index, the Sub-Adviser currently intend to make only a limited use of such brokerage and research services.

     Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Sub-Adviser's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Sub-Adviser for no consideration other than brokerage or underwriting commissions.

     The Sub-Adviser attempts to evaluate the quality of research provided by brokers. The Sub-Adviser sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, the Sub-Adviser is unable to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

     The fees that the Fund pays to the Sub-Adviser will not be reduced as a consequence of the Fund's receipt of brokerage and research services. To the extent the Fund's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Sub-Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Sub-Adviser, the Sub-Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


      For the fiscal period February 22, 2000 through July 31, 2000, the Fund paid brokerage commissions of $5,158. For the fiscal years ended July 31, 1998 and 1999, the Fund invested all of its assets in a portfolio which paid brokerage commissions of $175,344 and $327,338, respectively. For the fiscal years ended July 31, 1998 and 1999, respectively, the Fund itself did not pay any brokerage commissions. The Fund itself did not pay brokerage commissions to any affiliated brokers or dealers during the fiscal years ended July 31, 1998, 1999 and 2000. For the fiscal year ended July 31, 2000, the Fund did not pay any brokerage commissions for brokerage transactions directed to a broker because of research services provided.


     In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Sub-Adviser's or the Investment Manager's other clients. Investment decisions for the Fund and for the Sub-Adviser's or the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.


       12.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


     The Fund's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for any differences among classes of shares of a series). Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and independent auditors for the Fund. Upon liquidation or dissolution of the Fund, the shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Fund may elect all of the Trustees of the Fund if they choose to do so; in such event the other shareholders in the Fund would not be able to elect any Trustee. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Fund's Trustees it is necessary or desirable to submit matters for a shareholder vote. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Fund may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Fund recommend such sale of assets, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient. The Fund may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares. If not so terminated, the Fund will continue indefinitely. Stock certificates are issued only upon the written request of a shareholder.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Fund protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     Each investor in the Fund, may add to or reduce its investment in the Fund on each day the Fund does business. At the close of each such business day, the value of each shareholders interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of the close of business on the following Fund Business Day.


                       13.  FINANCIAL STATEMENTS

     The financial statements of the Fund for the fiscal year ended July 31, 2000 have been filed as part of the Fund's annual report with the Securities and Exchange Commission pursuant to Section 30b of the 1940 Act and Rule 30b2-1 thereunder, and are incorporated herein by reference. A copy of such the annual report will be provided, without charge, to shareholders of the Fund.

                                     PART C

                               OTHER INFORMATION

                                  DEVCAP TRUST


ITEM 23.  EXHIBITS

              Exhibit
               Number    Description of Exhibit
              --------   ----------------------

               (a) Amended and Restated Declaration of Trust, dated September 15, 1995.<F3>

               (b)       By-Laws.

               (c) Specimen of certificate representing ownership of Registrant's shares of beneficial interest.<F1>

               (d)(1) Investment Management Agreement, dated February 22, 2000, between Registrant and Christian Brothers Investment Services, Inc. ("CBIS")<F8><F9>

               (d)(2) Investment Sub-Advisory Agreement, dated February 22, 2000, between CBIS and RhumbLine Advisers<F8><F9>

               (e)(1) Distribution Agreement, dated October 5, 1995, between Registrant and Signature Broker-Dealer Services, Inc. ("SBDS").<F1>
               (e)(2) Distribution Agreement, dated November 25, 1997, between Registrant and CBIS Financial Services, Inc. (the "Distributor").<F5>

               (f)       Not Applicable.

               (g)(1) Custodian Agreement, dated September 15, 1995, between Registrant and Investors Bank & Trust Company ("IBT").<F1>

               (g)(1) Form of Custody and Information Services Agreement, dated February 22, 2000, between Registrant and Mellon Bank, N.A. (the "Custodian").<F9>

               (h)(1) Administrative Services Agreement, dated October 5, 1995, between Registrant and SBDS.<F4>

               (h)(2) Administration Agreement, dated November 4, 1997, between Registrant and Sunstone Financial Group, Inc. ("Sunstone").<F5>

               (h)(3) Form of Transfer Agency and Services Agreement, between Registrant and Fundamental Shareholder Services, Inc.<F2>

               (h)(4) Transfer Agency Agreement, dated August 3, 1998, between Registrant and Sunstone Investor Services, LLC ("SIS").<F5>

               (h)(5) Form of Administration and Fund Accounting Agreement, dated February 22, 2000, between Registrant and Sunstone.<F9>

               (h)(6) Expense Limitation Agreement, dated November 29, 1999, amended as of November 20, 2000, by and between the Registrant and Development Capital Fund.<F10>

               (i)       Opinion and Consent of Counsel.<F2>

               (j)(1)    Consent of Independent Auditors.<F6><F9><F10>

               (j)(2) Consent of Independent Auditors with respect to Domini Social Index Portfolio.<F5>

               (k)       None.

               (l) Investment representation letters of initial shareholders.<F2>

               (m) Distribution and Services Plan of the Registrant adopted on October 5, 1995.<F1>

               (n)       Financial Data Schedule.<F6>

               (o)       Not applicable.

               (p)(1)    Code of Ethics of the Registrant<F10>;

               (p)(2) Code of Ethics of Christian Brothers Investment Services, Inc. and CBIS Financial Services, Inc., Investment Manager and Principal Underwriter to the Registrant, respectively<F10>;

               (p)(3) Code of Ethics of RhumbLine Advisers, Sub-Adviser to the Registrant<F10>.

               (q)(1)    Power of Attorney.<F4>

               (q)(2)    Powers of Attorney of Domini Social Index
                         Portfolio.<F6>

               (q)(3) Power of Attorney for Karen Paul of Domini Social Index Portfolio.<F7>

               (q)(4)    Revised Powers of Attorney of DEVCAP Trust.<F8>

               (q)(5)    Additional Powers of Attorney of DEVCAP Trust.<F9>

-----------------------

<F1>   Incorporated herein by reference from Pre-Effective Amendment No. 1 to
       Registrant's registration statement on Form N-1A (File Nos. 33-94668 and 811-9070) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "SEC") on September 8, 1995.
<F2>   Incorporated herein by reference from Pre-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on October 11, 1995.
<F3>   Incorporated herein by reference from Post-Effective Amendment ("Post-
       Effective Amendment") No. 1 to the Registration Statement, as filed with the SEC on March 28, 1996.
<F4>   Incorporated herein by reference from Post-Effective Amendment No. 3, as filed with the SEC on October 16, 1997.
<F5>   Incorporated herein by reference from Post-Effective Amendment No. 4, as filed with the SEC on November 25, 1998.
<F6>   Incorporated herein by reference from Post-Effective Amendment No. 5, as filed with the SEC on September 30, 1999.
<F7>   Incorporated herein by reference from Post-Effective Amendment No. 6, as filed with the SEC on November 29, 1999.
<F8>   Incorporated herein by reference from Post-Effective Amendment No. 7, as filed with the SEC on December 20, 1999.
<F9>   Incorporated herein by reference from Post-Effective Amendment No. 8, as filed with the SEC on February 22, 2000.
<F10>  Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not applicable.

Item 25.  INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Article 4 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

See "INVESTMENT MANAGER AND SUB-ADVISER" in the Prospectus and Statement of Additional Information regarding the business of the investment adviser. For information as to the business, profession, vocation or employment of a substantial nature engaged in by CBIS and RhumbLine or any of its respective officers and directors during the past two years, reference is made to Forms ADV, filed with the Securities and Exchange Commission under the Investment Advisers Act of 1940 by CBIS and RhumbLine, herein incorporated by reference (SEC File Nos. 801-16639) and 801-40535, respectively).


ITEM 27.  PRINCIPAL UNDERWRITERS.

          (a) CBIS Financial Services, Inc. is the distributor (the "Distributor") for the shares of the Registrant. The Distributor does not also serve as the principal underwriter or placement agent for other registered investment companies.
          (b) The following are the directors and officers of the Distributor. The principal business address of these individuals is 915 Harger Road, Oak Brook, Illinois 60521-1476, unless otherwise noted.

               Brother Michael W. O'Hern, President, Secretary, Treasurer and sole director.

               Neal J. Berkowitz, Finance and Operations Principal.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules thereunder will be maintained at the offices of:

Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 (records relating to its functions as principal underwriter and administrator.)

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 (records relating to its functions as custodian).

Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 (records relating to its functions as transfer agent).

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore, State of Maryland, on November 22, 2000.

                                        DEVCAP TRUST

                                        By:     /s/ Joseph N. St. Clair
                                                -----------------------
                                        Name:   Joseph N. St. Clair
                                        Title:  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 22, 2000.

SIGNATURE                     TITLE                         DATE
---------                     -----                         ----

/s/ Joseph N. St. Clair       President, Treasurer and      November 22, 2000
-----------------------       Secretary (Principal
Joseph N. St. Clair           Executive and Accounting
                              and Financial Officer)

/s/ James R. Arnold<F1>       Assistant Secretary           November 22, 2000
-----------------------
James R. Arnold

/s/ Stephen D. Cashin<F1>     Trustee                       November 22, 2000
-------------------------
Stephen D. Cashin

/s/ Donald Carcieri<F1>       Trustee                       November 22, 2000
-----------------------
Donald Carcieri

/s/ Edward J. Veilleux        Trustee                       November 22, 2000
----------------------
Edward J. Veilleux

/s/ Timothy J. Joyce          Trustee                       November 22, 2000
--------------------
Timothy J. Joyce

/s/ Donald S. Houston         Trustee                       November 22, 2000
---------------------
Donald S. Houston

<F1> Pursuant to the Powers of Attorney filed herewith and in Post-Effective
     Amendment No. 7, filed with the SEC on December 20, 1999.

                                  DEVCAP TRUST
                           Devcap Shared Return Fund

                                 EXHIBIT INDEX
                                       TO
                        POST-EFFECTIVE AMENDMENT NO.  9
                                       TO
                             REGISTRATION STATEMENT
                                  ON FORM N-1A



Exhibit No.          Description of Document
-----------        ---------------------------
    (h)(6).         Expense Limitation Agreement

    (j)(1).         Consent of Independent Auditors

    (p)(1).         Code of Ethics of Devcap Trust

    (p)(2). Code of Ethics of Christian Brothers Investment Services, Inc. and CBIS Financial Services, Inc.

    (p)(3).         Code of Ethics of RhumbLine Advisers